UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

April 19, 2005
Date of Report (Date of earliest event reported)

AAMES INVESTMENT CORPORATION
(Exact name of Registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

1-32340 (Commission File Number)	34-1981408 (IRS employer identification no.)

350 South Grand Ave, 43rd Floor
Los Angeles, CA 90071
(Address of principal executive offices)(Zip Code)

(323) 210-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Reference is made to the press releases of the Registrant dated April 19, 2005, which contain information meeting the requirements of this Item 8.01 and are incorporated herein by reference. Copies of these press releases are attached to this Form 8-K as Exhibits 99.1 and 99.2.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements: None

(b)	Pro forma financial informtaion: None

(c)	Exhibits:

99.1 Press release dated April 19, 2005 (March 2005 Quarterly Dividend) 99.2 Press release dated April 19, 2005 (March 2005 Earnings Conference Call)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAMES INVESTMENT CORPORATION

By:	/s/ Patrick D. Grosso
Patrick D. Grosso
Assistant Secretary

Dated: April 19, 2005

EXHIBIT 99.1

  Investment Corporation

AAMES INVESTMENT CORPORATION
Declares First Quarter Cash Dividend of $0.27 per share

Los Angeles, California, April 19, 2005 – Aames Investment Corporation (NYSE: AIC), a mortgage real estate investment trust, today announced that its Board of Directors declared a cash dividend of $0.27 per common share for the first quarter of 2005. The dividend is payable on May 9, 2005, to shareholders of record as of April 29, 2005. The ex-dividend date is April 27, 2005.

About Aames Investment Corporation

Aames is a mortgage REIT and, through its subsidiary Aames Financial Corporation, originates mortgage loans in 47 states. Aames Financial is a fifty-year old national mortgage banking company focused primarily on originating subprime residential mortgage loans through wholesale and retail channels under the name “Aames Home Loan.” To find out more about Aames, please visit www.aames.net.

Information Regarding Forward Looking Statements

This press release may contain forward-looking statements under federal securities laws. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The risks and uncertainties that may cause our performance and results to vary include: (i) changes in overall economic conditions and interest rates; (ii) an inability to originate subprime hybrid/adjustable mortgage loans; (iii) increased delinquency rates in our portfolio; (iv) adverse changes in the securitization and whole loan market for mortgage loans; (v) declines in real estate values; (vi) limited cash flow to fund operations and dependence on short-term financing facilities; (vii) concentration of operations in California, Florida, New York and Texas; (viii) extensive government regulation; (ix) intense competition in the mortgage lending industry; and (x) an inability to comply with the federal tax requirements applicable to REITs and effectively operate within limitations imposed on REITs by federal tax rules. For a more complete discussion of these risks and uncertainties and information relating to the company, see the Form 10-K for the year ended December 31, 2004 and other filings with the SEC made by the company pursuant to the Securities Exchange Act of 1934. Aames Investment expressly disclaims any obligation to update or revise any forward-looking statements in this press release.

Further Information

For more information, contact Steven Canup, Senior Vice President, Corporate Development and Investor Relations, in Aames Investment’s Investor Relations Department at (323) 210-5311 or at info@aamescorp.com via email.

EXHIBIT 99.2

  Investment Corporation

AAMES INVESTMENT CORPORATION
To Announce First Quarter 2005 Results and
Host Conference Call and Webcast

Los Angeles, California, April 19, 2005 – Aames Investment Corporation (NYSE: AIC), a mortgage real estate investment trust, today announced that it would report first quarter 2005 financial results after the market close on Tuesday, May 10, 2005. Aames management will host a conference call and webcast to discuss the results on Tuesday, May 10, 2005, at 5:00 p.m. Eastern Time.

An enhanced webcast, including a slide presentation, will be accessible on Aames’s website, www.aames.net. A replay of the conference call and presentation will be available on the Corporate Financial section of the company’s website shortly after the conclusion of the call.

About Aames Investment Corporation

Aames is a mortgage REIT and, through its subsidiary Aames Financial Corporation, originates mortgage loans in 47 states. Aames Financial is a fifty-year old national mortgage banking company focused primarily on originating subprime residential mortgage loans through wholesale and retail channels under the name “Aames Home Loan.” To find out more about Aames, please visit www.aames.net.

Information Regarding Forward Looking Statements

This press release may contain forward-looking statements under federal securities laws. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The risks and uncertainties that may cause our performance and results to vary include: (i) changes in overall economic conditions and interest rates; (ii) an inability to originate subprime hybrid/adjustable mortgage loans; (iii) increased delinquency rates in our portfolio; (iv) adverse changes in the securitization and whole loan market for mortgage loans; (v) declines in real estate values; (vi) limited cash flow to fund operations and dependence on short-term financing facilities; (vii) concentration of operations in California, Florida, New York and Texas; (viii) extensive government regulation; (ix) intense competition in the mortgage lending industry; and (x) an inability to comply with the federal tax requirements applicable to REITs and effectively operate within limitations imposed on REITs by federal tax rules. For a more complete discussion of these risks and uncertainties and information relating to the company, see the Form 10-K for the year ended December 31, 2004 and other filings with the SEC made by the company pursuant to the Securities Exchange Act of 1934. Aames Investment expressly disclaims any obligation to update or revise any forward-looking statements in this press release.

Further Information

For more information, contact Steven Canup, Senior Vice President, Corporate Development and Investor Relations, in Aames Investment’s Investor Relations Department at (323) 210-5311 or at info@aamescorp.com via email.